j.p. morgan acceptance corporation ii abs-15g

Exhibit 99.16

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by JPMorgan Chase Bank, National Association, through a bulk purchase. The review included a total of four hundred and fifty-five (455) residential mortgage loans, in connection with the securitization identified as JPMMT 2026-NQX1 (the “Securitization”). The Review was conducted from February 2024 through February 2026 on mortgage loans originated between January 2024 and January 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:

○	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors;

○	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains OFAC clearance;

○	Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards;

○	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves;

○	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state ID, passport);

○	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required;

○	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value;

○	Commercial Borrower Organizing Documentation: Confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity;

○	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation;

○	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file;

○	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has been given signing authority on behalf of the borrowing entity.

(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

○	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties;

○	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents;

○	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution;

○	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan;

○	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied;

○	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position;

○	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property;

○	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale;

○	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file.

(c)	Guidelines: The underwriting guidelines as specified by Client served as the criteria under which each loan qualification review took place. Qualification criteria includes:

○	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines;

○	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards;

○	Debt-Service Coverage Ratios “DSCR”: Applicable to DSCR loans, calculate the debt-service coverage ratio to ensure it meets minimum guideline standards;

○	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements;

○	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines;

○	Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. For Business Purpose and Investment loans, verify the presence of a borrower executed affidavit confirming the commercial/business purpose of the loan and ensure that no other documentation in the loan file indicates the subject property is being used for non-business purposes;

○	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines;

○	Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations;

○	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions;

○	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question;

○	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported;

○	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

iv.	Confirm a full three (3) day rescission period was provided to the borrower(s)

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal and all additional property valuation documentation to determine whether source, format and type meet program and guideline eligibility requirements, and that property is in “average” condition or better. If the property requires cosmetic improvements (as defined by the appraiser), confirm that they do not affect habitability.

b.	As applicable, assess rental income schedules

c.	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

d.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

e.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

f.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

g.	Ensure that the appraisal conforms to the guidelines provided from the Client.

h.	Review appraisal to ensure all required documents were included.

i.	Review location map provided within the appraisal for external obsolescence.

j.	Ensure highest and best use and zoning complies with guidelines.

k.	Confirm there are no marketability issues that affect the subject property.

l.	Ensure subject property does not suffer any functional obsolescence.

m.	As applicable, assess rental income schedules

n.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

o.	Additional valuation products were not required when the CU score provided was 2.5 or below or the Federal Home Loan Mortgage Corporation Loan Collateral Advisor appraisal (“LCA”) risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA appraisal risk score was not eligible for Collateral Rep and Warranty relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or Collateral Rep and Warranty relief eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (455 loans in total):

One hundred ninety-eight (198) loans had a Desktop Review, thirteen (13) loans had an AVM, five (5) loans had a BPO, and fourteen (14) loans had a Second Appraisal. Consolidated Analytics has independent access to the Desktop Review ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or the AVM FSD score did not meet allowable thresholds, then a Desktop Review, Field Review, Broker Price Opinion (BPO) along with a Reconciliation of the value, or a 2nd appraisal was required.

There were zero (0) occurrences of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred and fifty-five (455) mortgage loans reviewed, two hundred eighty-eight (288) unique mortgage loans (63.30% by loan count) had a total of four hundred and fifty-six (456) tape discrepancies across forty-nine (49) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Application Date	148	32.46%
Qualifying Total Debt Income Ratio	27	5.92%
Total Qualified Assets Post-Close	27	5.92%
Credit QM/ATR Designation	24	5.26%
DSCR	20	4.39%
Property Type	19	4.17%
PITIA	17	3.73%
Closing/Settlement Date	16	3.51%
Qualifying Total Reserves Number of Months	14	3.07%
Borrower 1 Self-Employment Flag	13	2.85%
Property Value	10	2.19%
Qualifying FICO	9	1.97%
P&I	9	1.97%
Percent of Borrower’s Funds for Down Payment	8	1.75%
Interest Rate	7	1.54%
Lock Date	7	1.54%
Closing Date	6	1.32%
Initial Monthly P&I Or IO Payment	5	1.10%
T & I Payment	5	1.10%
As-Is Value	5	1.10%
LTV	5	1.10%
Total Qualified Assets Available	4	0.88%
Loan Amount	4	0.88%
NON QM Months Reserves	4	0.88%
Borrower Appraisal Receipt Date	4	0.88%
Mo Pymt (P&I)	4	0.88%
Total Liquid Assets Available For Close	3	0.66%
Property County	3	0.66%
Originator DSCR	2	0.44%
Loan Purpose	2	0.44%
Borrower 1 FTHB	2	0.44%
Borrower 1 SSN	2	0.44%
Number of Borrowers	2	0.44%
Amortization Type	2	0.44%
Interest Only Term	2	0.44%
Borrower 2 Self-Employment Flag	2	0.44%
Sales Price	1	0.22%
Property Units	1	0.22%
Borrower 1 First Name	1	0.22%
Postal Code	1	0.22%
Qualifying Value	1	0.22%
ARM Lifetime Interest Rate Cap Maximum	1	0.22%
Street Address	1	0.22%
Qualifying LTV	1	0.22%
Interest Only	1	0.22%
ARM Lifetime Interest Rate Minimum	1	0.22%
Monthly Insurance	1	0.22%
Borrower 1 Citizen	1	0.22%
Qualifying CLTV	1	0.22%
Grand Total	456	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	387	$171,966,130.00	85.05%
Event Grade B	68	$28,463,116.00	14.95%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	455	$200,429,246.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	402	88.35%
Event Grade B	53	11.65%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	455	100.00%

Compliance Results (As applicable, 173 loans within population did not receive a Compliance Review):
Event Grade	Loan Count	Percent of Sample
Event Grade A	269	95.39%
Event Grade B	13	4.61%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	282	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	451	99.12%
Event Grade B	4	0.88%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	455	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	297
		Borrower 1 3rd Party VOE Prior to Close Missing	12
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	12
		Audited DTI Exceeds Guideline DTI	9
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	7
		Third Party Fraud Report not Provided	6
		The Deed of Trust is Incomplete	5
		Missing Letter of Explanation (Credit)	5
		Purchase Contract is Incomplete	5
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	4
		Title Insurance Missing or Defective	4
		Approval/Underwriting Summary Not Provided	4
		Borrower Non-US Citizen Identification Document Missing	4
		Income and Employment Do Not Meet Guidelines	4
		Missing Lender Income Calculation Worksheet	4
		Flood Certificate Missing	4
		Guarantor Identification Missing or Defective	4
		Verification of Borrower Liabilities Missing or Incomplete	3
		Third Party Fraud Report Partially Provided	3
		The Total Hazard Coverage is LESS than the Required Coverage Amount	3
		Audited LTV Exceeds Guideline LTV	3

Missing Lease Agreement	3
Deed Missing or Defective	3
The Final 1003 is Incomplete	3
Entity Documentation - Missing or Defective	3
Audited HCLTV Exceeds Guideline HCLTV	3
Audited CLTV Exceeds Guideline CLTV	3
Title Coverage is Less than Subject Lien	3
Asset 5 Does Not Meet Guideline Requirements	3
Rent Loss Insurance Missing	3
Hazard Insurance Effective Date is after the Disbursement Date	3
Closing Documentation Missing or Defective	2
Purchase Contract is Missing	2
Title Document is Partially Present	2
Purchase is not considered to be an Arm's Length Transaction	2
Missing VOM or VOR	2
Asset Documentation Missing or Defective	2
Note Missing or Defective	2
ATR Risk	2
Asset 1 Does Not Meet Guideline Requirements	2
ATR: Current Employment Not Verified	2
Undocumented Large Deposit/Increase	2
Hazard Insurance Policy is Missing	2
Housing History Does Not Meet Guideline Requirements	2
Guideline Seasoning not Met	1
Borrower 1 Business Bank Statements Less Than 12 Months Provided	1
Income documentation does not meet guidelines	1
Insufficient Assets for Reserves	1
The Initial 1003 is Missing	1
Missing Business Entity Formation Document	1
1-4 Family Rider is Missing	1
Missing Income - Bank Statements	1
DSCR is less than guideline minimum	1
Borrower 1 Personal Bank Statements Less Than 12 Months Provided	1
Borrower 1 Business Bank Statements Missing	1
Borrower 2 3rd Party VOE Prior to Close Missing	1
Fraud: Red Flag Variances are not properly addressed in the file	1
Missing letter of explanation	1
Borrower 1 Gap Credit Report is Missing	1
Missing Letter of Explanation (Assets)	1
Income 1 Income Trend is Decreasing	1
Borrower 2 IRS Transcripts Missing	1
Assets do not meet guideline requirements	1
Missing Prepayment Rider	1

	Rent Loss Coverage Not Sufficient	1
	Missing Property Tax Cert	1
	Satisfactory Chain of Title not Provided	1
	Missing rent comparable schedule form 1007	1
	Fraud Report Shows Uncleared Alerts	1
	Asset 6 Does Not Meet Guideline Requirements	1
	The Note is Incomplete	1
	Borrower residency documentation not provided or issue with documentation	1
	Borrower 1 CPA Letter Missing	1
	Citizenship Does Not Meet Guideline Requirements	1
	Borrower 1 Credit Report is Missing	1
	No Credit Findings	1
	Title Insurance Coverage - Inadequate Coverage	1
	Application Profile Missing	1
	Title issue	1
	Potential Fraud Reflected on Fraud Report	1
	Borrower 1 IRS Transcripts Missing	1
	Potential Ownership issues identified in file	1
	Credit Report Missing or Defective	1
	Total Credit Grade (A) Exceptions:	497
B	Title Insurance Coverage - Inadequate Coverage	14
	Excessive LTV Ratio	6
	Audited LTV Exceeds Guideline LTV	4
	Audited HCLTV Exceeds Guideline HCLTV	4
	Audited CLTV Exceeds Guideline CLTV	4
	Title Insurance Missing or Defective	3
	Audited FICO is less than Guideline FICO	3
	Maximum Borrower Exposure Exceeded	3
	Audited DTI Exceeds Guideline DTI	2
	Housing History Does Not Meet Guideline Requirements	2
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
	Audited Loan Amount is less than Guideline Minimum Loan Amount	1
	ATR: Current Employment Not Verified	1
	Insufficient Assets to Close	1
	Application/Processing	1
	Flood Insurance Policy Partially Provided	1
	ATR Risk	1
	Loan Application Missing or Defective	1
	Guaranty Missing or Defective	1
	Missing Letter of Explanation (Credit)	1
	Income and Employment Do Not Meet Guidelines	1
	Non-Arms Length Transaction	1
	Audited Loan Amount is greater than Guideline Maximum Loan Amount	1

		Significant Derogatory Credit Event – Requirement Not Met	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Missing VOM or VOR	1
		Borrower 1 3rd Party VOE Prior to Close Missing	1
		Property Listed for Sale on Refinance Transaction	1
		Borrower 1 IRS Transcripts Do Not Match Income Docs	1
		Asset Documentation Missing or Defective	1
		Title Coverage is Less than Subject Lien	1
		Borrower Contributions Do Not Met Guideline Minimum	1
		Tradelines do not meet Guideline Requirements	1
		Closing Documentation	1
		Credit Report Aged	1
		Total Credit Grade (B) Exceptions:	71
Compliance	A	Higher-Priced Mortgage Loan Test	141
		No Compliance Findings	104
		CA AB 260 Higher-Priced Mortgage Loan Test	29
		Charges That Cannot Increase Test	21
		Initial Closing Disclosure Delivery Date Test	8
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	7
		MD COMAR Higher-Priced Mortgage Loan Test	6
		eSigned Documents Consent is Missing	6
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	6
		Lender Credits That Cannot Decrease Test	5
		Missing Required Affiliated Business Disclosure	5
		Charges That In Total Cannot Increase More Than 10% Test	4
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	3
		NC Rate Spread Home Loan Test	3
		Intent to Proceed is Missing	2
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	2
		Qualified Mortgage Safe Harbor Threshold	2
		Homeownership Counseling Disclosure Is Missing	2
		Texas F2 Notice for Home Equity Disclosure is Missing	2
		TILA Right of Rescission Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		TRID: Missing Closing Disclosure	1
		Right of Rescission is Missing	1
		TX Const, Art 16, § 50(a)(6)(M)(i) - Texas 50(a)(6) Notice for Home Equity Disclosure is not Provided	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		TILA Finance Charge Test	1
		Higher-Priced Mortgage Loan Appraisal Delivery to the Borrower is Greater than 3 days Prior to Consummation (12 CFR 1026.35(c)(6))	1
		TRID: Closing Disclosure Deficiency	1

		NY Subprime Home Loan Test	1
		TRID: Missing Loan Estimate	1
		Qualified Mortgage APR Threshold Test	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Qualified Mortgage Interest Only Test	1
		Total Compliance Grade (A) Exceptions:	373
	B	Charges That Cannot Increase Test	5
		Charges That In Total Cannot Increase More Than 10% Test	4
		Missing Required Affiliated Business Disclosure	2
		TRID: Closing Disclosure Deficiency	1
		Prepayment Penalty Information Unavailable	1
		Total Compliance Grade (B) Exceptions:	13
Property	A	No Property Findings	263
		Third Party Valuation Product Not Provided within 10% Tolerance	9
		Property/Appraisal General	3
		Appraisal Review - Missing	3
		Hazard Insurance Missing or Defective	3
		Condo Approval Missing	2
		Appraisal is Missing	2
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	2
		Exterior Inspection Missing or Defective	2
		Flood Insurance Missing or Defective	1
		Subject Property Lease - Missing or Defective	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		UCDP Summary Report is Missing	1
		Appraisal Missing or Defective	1
		HOA Questionnaire is Incomplete	1
		External Obsolescence Present	1
		Ineligible Property	1
		Total Property Grade (A) Exceptions:	297
	B	Appraisal is Expired	2
		Subject Property Lease - Missing or Defective	1
		Property/Appraisal General	1
		Total Property Grade (B) Exceptions:	4

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.